EXHIBIT 10.1

FIFTH AMENDMENT TO LOAN AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AGREEMENT (this “Fifth Amendment”) dated as of April 14, 2004, is entered into by and between WILLIAM LYON HOMES, INC., a California corporation (the “Borrower”) and RFC CONSTRUCTION FUNDING CORP., a Delaware corporation (the “Lender”).

RECITALS

A. Lender, as assignee of Residential Funding Corporation, a Delaware corporation, has agreed to make a loan to Borrower, in the original principal amount of up to One Hundred Fifty Million Dollars ($150,000,000) (the “Loan”) pursuant to the terms of the Loan Agreement dated as of September 25, 2000, as amended by a First Amendment to Loan Agreement dated as of July 13, 2001, as amended by a Second Amendment to Loan Agreement and to Other Loan Documents dated as of March 28, 2002, as amended by a Third Amendment to Loan Agreement and to Other Loan Documents dated as of January 10, 2003, as amended by a Fourth Amendment to Loan Agreement dated as of January 23, 2003 (as the same may be amended or otherwise modified from time to time, the “Loan Agreement”), and in connection therewith Borrower has made, executed and delivered to Lender that certain Promissory Note dated January 10, 2003 (as the same may be restated, renewed, amended or otherwise modified from time to time, the “Note”) payable to the order of the Lender in the original principal amount of One Hundred Fifty Million Dollars ($150,000,000).

B. The Borrower has requested that the Lender amend the Loan Agreement to clarify provisions in the Loan Agreement related to the inclusion of Finished Lots directly into the ABF Program.

C. As a condition to granting the Borrower’s requests, the Lender has required the execution and delivery of this Fifth Amendment by the Borrower.

D. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given those terms in Loan Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and the covenants and conditions, representations and warranties contained herein, the parties hereto agree as follows:

Section 1. Recitals. The Recitals hereinabove contained are true and correct and made a part of and incorporated into the Loan Agreement.

Section 2. Amendment to Section 3.2(c)(3) of the Loan Agreement. Section 3.2(c)(3) of the Loan Agreement is hereby amended in its entirety to read as follows:

“(3) With respect to a Unit included in the ABF Program, on any date of determination, the Borrowing Base Value shall be that amount which is equal to the Borrowing Base Home Amount for such Unit multiplied by the Percentage Completed for such Unit; provided, however, that Excluded Units shall be excluded in determining the Borrowing Base Value, although such Excluded Units shall remain as part of the collateral for the Loan until such Excluded Unit is released from the lien of the Deed of Trust in accordance with the terms of the Loan Documents. Notwithstanding the foregoing, the Lender may from time to time also agree to include certain Finished Lots of a Project directly into the ABF Program, either in connection with a “rolling option” project or otherwise, and in any such circumstance, the Lender shall identify the amount to be included in the Borrowing Base Value with respect to such Finished Lots.”

Section 3. Conditions Precedent to Effectiveness of this Fifth Amendment. This Fifth Amendment shall become effective when the Lender shall have received this Fifth Amendment, duly executed on behalf of the Borrower and duly consented to by the Guarantor.

Section 4. Representations and Warranties of Borrower. The Borrower represents, warrants and agrees that: (i) there exists no Potential Default or Event of Default under the Loan Documents; (ii) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Borrower, enforceable in accordance with their terms, as modified herein; (iii) the Lender is not in default under any of the Loan Documents; (iv) the Borrower does not have any offset or defense to its performance or obligations under any of the Loan Documents; (v) the representations contained in the Loan Documents remain true and accurate in all respects; and (vi) there has been no Material Adverse Change from the date of any of the Loan Documents to the date of this Fifth Amendment.

Section 5. Effect on Documents. Except as expressly modified by this Fifth Amendment, the Loan Agreement shall otherwise be unchanged and shall remain in full force and effect and the Borrower ratifies and reaffirms all of the obligations of the Borrower thereunder.

Section 6. Execution in Counterparts. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Fifth Amendment as of the date first written above by and through their duly authorized representatives.

BORROWER:

WILLIAM LYON HOMES, INC., a California corporation

By:	/s/ RICHARD S. ROBINSON

Printed Name: RICHARD S. ROBINSON

Title:	SENIOR VICE PRESIDENT

And

By:	/s/ MICHAEL D. GRUBBS

Printed Name: MICHAEL D. GRUBBS

Title:	SENIOR VICE PRESIDENT

LENDER:

RFC CONSTRUCTION FUNDING CORP., a Delaware corporation

By:	/s/ BRIAN L. CLAUSON

Printed Name: BRIAN L. CLAUSON

Title:	ASSISTANT VICE PRESIDENT

ACKNOWLEDGMENT

OF GUARANTOR

The undersigned, a guarantor of all of the debts, liabilities and obligations of William Lyon Homes, Inc., a California corporation (the “Borrower”) to RFC Construction Funding Corp., a Delaware corporation (the “Lender”) pursuant to its Guaranty Agreement dated as of September 25, 2000, as amended by a First Amendment to Guaranty Agreement dated as of March 28, 2002 and by a Second Amendment to Guaranty Agreement dated as of January 10, 2003 (as the same may be amended or restated from time to time, the “Guaranty”), hereby (i) acknowledges receipt of the foregoing Fifth Amendment to Loan Agreement, (ii) consents to the terms of the foregoing Fifth Amendment to Loan Agreement, (iii) reaffirms its obligations to the Lender under the Guaranty, and (iv) acknowledges that the Lender and the Borrower may amend, restate, extend, renew, or otherwise modify the Loan Agreement (as defined in the foregoing Fifth Amendment to Loan Agreement or any other Loan Document (as defined in the foregoing Fifth Amendment to Loan Agreement), without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty.

GUARANTOR:

WILLIAM LYON HOMES, a Delaware corporation

By:	/s/ RICHARD S. ROBINSON

Printed Name: RICHARD S. ROBINSON

Title:	SENIOR VICE PRESIDENT

And

By:	/s/ MICHAEL D. GRUBBS

Printed Name: MICHAEL D. GRUBBS

Title:	SENIOR VICE PRESIDENT